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                                                                  EXHIBIT 10.15

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

                  This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of November 30, 2001, is by and between MagStar Technologies Inc. f/k/a Reuter Manufacturing, Inc., a Minnesota corporation (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Lender").

                                    RECITALS

                  1. The Lender and the Borrower entered into a Amended and Restated Credit Agreement dated as of October l0, 2000 (the "Credit Agreement"); and

                  2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                 SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                 SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  2.1 DEFINITIONS. The definition of "Reference Rate" contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "REFERENCE RATE": The rate of interest from time to time publicly announced by the Lender as its "prime rate." The Lender may lend to its customers at rates that are at, above or below the Reference Rate. For purposes of determining any interest rate hereunder or under the Notes which is based on the Reference Rate, such interest rate shall change as and when the Reference Rate changes.

                 Section 1.1 of the Credit Agreement is further amended by adding the definitions of "Eligible Inventory" and "Inventory" thereto in correct alphabetical order:

                 "ELIGIBLE INVENTORY": means Inventory of the Borrower which meets the following requirements: (a) it is owned by the Borrower, is subject to a first priority perfected security interest in favor of the Lender, and is not subject to any assignment, claim or Lien other than
         (i) a Lien in favor of the Lender and (ii) Liens consented to by the Lender in writing; (b) the consists of raw materials or finished produce (not including


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         work in process and supplies; (c) if held for sale or lease or furnishing under contracts of service, it is (except as the Lender may otherwise consent in writing) new and unused; (d) except as the Lender may otherwise consent, it is not stored with a bailee, warehouseman or similar party; if so stored with the Lender's consent, such bailee, warehouseman or similar party has issued and delivered to the Lender, in form and substance acceptable to the Lender, such documents and agreements as the Lender may require, including, without limitation, warehouse receipts therefor in the Lender's name; (e) the Lender has determined, in its sole and absolute discretion, that it is not unacceptable due to age, type, category, quality and/or quantity; (f) it is not held by the Borrower on consignment and is not subject to any other repurchase or return agreement; (g) it is not held by a customer of the Borrower or any other Person on consignment; (h) it complies with all standards imposed by any governmental agency having regulatory authority over such goods and/or their use, manufacture or sale; and
         (i) the warranties, representations and covenants contained in any security agreement or other agreement of the Borrower with or given to the Lender relating directly or indirectly to the Borrower's Inventory are applicable to it without exception.

                  "INVENTORY" means any and all of the Borrower's goods, including, without limitation, goods in transit, wherever located which are or may at any time be leased by the Borrower to a lessee, held for sale or lease, furnished under any contract of service or held as raw materials, work in process, or supplies or materials used or consumed in the Borrower's business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, and all goods, the sale or other disposition of which has given rise to account, which are returned to and/or repossessed and/or stopped in transit by the Borrower or the Lender, or at any time hereafter in the possession or under the control of the Borrower or the Lender, or any agent or bailee of either thereof, and all documents of title or other documents representing the same.

                  2.2 THE COMMITMENTS. Section 2.1(a) and (b) of the Credit Agreement are amended to read in their entireties as follows:

                  Section 2.1 THE COMMITMENTS On the terms and subject to the conditions hereof, the Lender agrees to make the following lending facilities available to the Borrower:

                  2.1 (a) REVOLVING CREDIT. A revolving loan (the "Revolving Loan") to the Borrower available as advances ("Advances") at any time and from time to time from the Closing Date to October 1 ,2002 (the "Revolving Maturity Date"), during which period the Borrower may borrow, repay and reborrow in accordance with the provisions hereof, PROVIDED, that the unpaid principal amount of revolving Advances shall not at any time exceed $1,750,000 (the "Revolving Commitment Amount"); and PROVIDED, FURTHER, that no revolving Advance will be made if, after giving effect thereto, the unpaid principal amount of the Advances would exceed the Borrowing Base.


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                  2.1 (b)  TERM LOAN. A term loan ("Term Loan A") from the
         Lender to the Borrower in the amount of $2,847,217.68 (the "Term Loan A Commitment Amount").

                  2.3 BORROWING BASE AND MANDATORY PAYMENT. Section 2.5 of the Credit Agreement is amended to read in its entirety as follows:

                  Section 2.5 BORROWING BASE AND MANDATORY PREPAYMENT The Borrowing Base shall be equal to the sum of (1) the lesser of(x) 40% of the lower of cost or market value of raw material Eligible Inventory plus 30% of the lower of cost (determined on a first in, first out basis) or market value of finished good Eligible Inventory or (y) $500,000, PLUS (2) 80% of the face value of Eligible Accounts. The Borrower shall deliver borrowing base certificates in substantially the form attached hereto (a "Borrowing Base Certificate") to the Lender not less than weekly. Each such certificate shall state the amount of Eligible Accounts and the Borrowing Base as of the end of the previous month or the date of the Lender's request, as appropriate. Any limitations on advances or required prepayments relating to the Borrowing Base shall be based on the latest borrowing base certificate the Borrower shall have delivered to the Lender. If the principal balance of the Advances at any time exceeds the Borrowing Base, the Borrower shall immediately prepay the Advances by the amount of that excess.

                  2.4 USE OF PROCEEDS. Section 2.9 of the Credit Agreement is amended to read in its entirety as follows

                  Section 2.9 USE OF PROCEEDS. The proceeds of the initial Revolving Advance shall be used to satisfy obligations to the Lender under the Existing Agreement. Any remaining balance of the initial Revolving Advance and the proceeds of any subsequent Revolving Advance shall be used for the Borrower's general business purposes in a manner not in conflict with any of the Borrower's covenants in this Agreement. The proceeds of the Term Loans shall be used to satisfy obligations to the Lender under the Existing Agreement, PROVIDED, HOWEVER, that $398,477.68 of the proceeds of Term Loan A shall be used to pay the Borrower's real estate taxes due on the real property that is subject to the Mortgage (the "Real Estate Taxes"). The Borrower acknowledges that the Lender may directly pay the Real Estate Taxes to the taxing authority or may issue a check made payable to the taxing authority and deliver to such check to the Borrower. The Borrower acknowledges that payment of the Real Estate Taxes is the sole obligation of the Borrower and that the Borrower has requested the Lender advance funds for the purpose of paying the Real Estate Taxes.

                  2.5 BORROWING BASE CERTIFICATE. The Borrowing Base certificate attached to the Credit Agreement is hereby amended to read as set forth on Exhibit C attached to this Amendment.

                 SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:


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                  3.1      This Amendment duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated October
         10 ,2000, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.4 A good standing certificate for the Borrower and from the State of Minnesota issued not more than 30 days prior to the date of this Amendment.

                  3.5 The Borrower shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

                  SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

                  4.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. THE Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

                  4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the


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          imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender.

                  4.3 NO ADVERSE CLAIM. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Obligations.

                  SECTION 5. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

                  SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such


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provision or the remaining provisions of this Amendment, the other Amendment
Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  SECTION 8. SUCCESSORS. The Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

                  SECTION 9. LEGAL EXPENSES. As provided in Section 8.2 of the Credit Agreement, the Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  SECTION 11. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  SECTION 12. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date and year first above written.

BORROWER:

                                            MAGSTAR TECHNOLOGIES INC. F/K/A
                                            REUTER MANUFACTURING, INC.


                                            By:  /s/ J. L. Reissner
                                               -------------------------------
                                            Title:  CEO
                                                  ----------------------------


LENDER:
                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: [ILLEGIBLE]
                                               -------------------------------
                                            Title: Vice President
                                                  ----------------------------


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                                                                       EXHIBIT C

                           BORROWING BASE CERTIFICATE
                            MAGSTAR TECHNOLOGIES INC.

         Borrowing Base Certificate for the period ended ____________, 20____

         This Borrowing Base Certificate is delivered in accordance with the Credit Agreement dated as of October 10 ,200O between U.S. Bank National Association (the "Lender") and Magstar Technologies Inc. ("the Borrower"). Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings set forth for such terms therein. All amounts are as of the date shown above except as otherwise stated herein.

         I certify that the following amounts were correctly determined according to the Credit Agreement:


Total Receivables                                          $_____________(A)

   Receivables 90+ days           $_____________

   Other Ineligible               $_____________

Total Ineligible                                           $_____________(B)

Eligible Receivables (A) - (B)                             $_____________(C)

Eligible Receivables                                       $_____________(D)
Borrowing Base (80% of(C))

Total Raw Material Inventory                               $_____________(E)

Ineligible Raw Material                                    $_____________(F)
Inventory

Eligible Raw Material                                      $_____________(G)
Inventory (E) - (F)

Raw Material Inventory                                     $_____________(H)
Borrowing Base 40% of (G)

Total Finished Goods                                       $_____________(I)
Inventory

Ineligible Finished Goods                                  $_____________(J)
Inventory

Eligible Finished Goods                                     $_____________(K)
Inventory (I) - (J)


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Finished Goods Inventory                                    $_____________(L)
Borrowing Base 30% of(K)

Total Borrowing Base (D) +                                  $_____________(M)
(H) + (L)

Outstanding Advances                                        $_____________(N)

Availability (M) - (N)                                      $_____________(O)


        I hereby certify that all payroll and unemployment taxes are current as of this date.

         For the purpose of inducing the Lender to extend credit to the Borrower pursuant to the Credit Agreement, the Borrower hereby certifies that the foregoing information is true and correct in all respects. The Borrower further certifies that all amounts outstanding under the Note were properly authorized for the benefit of the Borrower and constitute obligations of the Borrower in accordance with the terms of the Credit Agreement. The Borrower further certifies that no circumstances or conditions exist at the date of the Borrowing Base Certificate which constitute an Event of Default.

                                                  MAGSTAR TECHNOLOGIES INC.



                                                  BY________________________

                                                    Title___________________

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